UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:
☐ Preliminary Proxy Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐ Definitive Proxy Statement
☒ Definitive Additional Materials
☐ Soliciting Material Pursuant to §240.14a-12

Equitible Resources, Inc.
(Name of Registrant as Specified In Its Charter)

N/A
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒ No fee required.
☐ Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
(1) Title of each class of securities to which transaction applies:

(2) Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4) Proposed maximum aggregate value of transaction:

(5) Total fee paid:

☐ Fee paid previously with preliminary materials.
☐

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount Previously Paid:

(2) Form, Schedule or Registration Statement No.:

(3) Filing Party:

(4) Date Filed:

Persons who are to respond to the collection of information contained in this form are not required to respond unless the form displays a currently valid OMB control number.

March 11, 2005

TO:         Participants in Equitable Resources, Inc. Employee Savings Plan  (401(k) Plan)

                                                Participants in Equitable Resources, Inc. Employee Savings and Protection Plan

  (401(k) Plan)

Dear Participant:

Enclosed are the proxy solicitation materials prepared for the Annual Meeting of Shareholders of Equitable Resources, Inc. to be held on Wednesday, April 13, 2005.  Included is a direction card explaining the ways to submit your voting instructions for the vested and unvested shares of Equitable Resources, Inc. common stock held in your 401(k) Plan account.

The shares of Equitable Resources, Inc. common stock in which you hold an interest in the 401(k) Plan are to be voted by Fidelity Management Trust Company (“Fidelity”), the Plan Trustee, in accordance with your instructions.  Please note that if your instructions are not received by Saturday, April 2, 2005, the Plan Trustee will vote such uninstructed shares in accordance with the Trust Agreement entered into between Equitable Resources, Inc. and Fidelity.

Please submit your voting instructions as soon as possible.  Thank you.

FIDELITY MANAGEMENT TRUST COMPANY

Boston, Massachusetts

One Oxford Centre Suite 3300 Pittsburgh, PA 15219

DIRECTION CARD

        You are hereby requested to direct the Trustee to vote, with respect to the proposals listed on the other side of this Direction Card, the number of shares of Equitable Resources, Inc. common stock held in your account in the Equitable Resources, Inc. Employee Savings Plan and/or the Employee Savings and Protection Plan (“Plans”) at the Annual Meeting of Shareholders of Equitable Resources, Inc. to be held on April 13, 2005 at 10:30 a.m. local time, in The Omni William Penn Hotel, 530 William Penn Place, Pittsburgh, Pennsylvania, and at any adjournment of such meeting thereof, as follows:

        To have the Trustee of the Plans vote in accordance with the Board of Directors’ recommendations FOR the election of all nominees for director and FOR the ratification of Ernst & Young LLP as independent registered public accountants, check the boxes FOR the proposals listed on the reverse side of this card.  Where a vote is not specified on a returned Direction Card, the Trustee of the Plans will vote the shares represented by this Direction Card FOR all nominees for director and FOR the ratification of Ernst & Young LLP as independent registered public accountants.

        A vote FOR the election of nominees listed on the reverse side includes discretionary authority to cumulate votes selectively among the nominees as to whom authority to vote has not been withheld and to vote for a substitute nominee if any nominee becomes unavailable for election for any reason.

        If you fail to provide voting instructions, either by telephone, Internet, or by completing, signing and returning this card, your shares will be voted by the Trustee of the Plans in the same manner and proportion as those shares for which the Trustee receives proper and timely instructions.

        This Direction Card is solicited on behalf of the Board of Directors of the Company and may be revoked prior to its exercise.  The Board of Directors recommends votes FOR the election of all nominees for director and FOR ratification of Ernst & Young LLP as independent registered public accountants.

Please sign and date on the reverse side and return the Direction Card promptly using the enclosed envelope.

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EQUITABLE RESOURCES, INC.

ANNUAL MEETING OF SHAREHOLDERS

WEDNESDAY, APRIL 13, 2005

10:30 A.M.

THE OMNI WILLIAM PENN HOTEL

530 William Penn Place

Pittsburgh, PA

YOUR VOTE IS IMPORTANT!

You can vote by Internet, telephone or mail.

See the instructions on the other side of this proxy card.

The Board of Directors recommends a vote FOR Item 1A, 1B and Item 2
1A) Election of Director — Term expiring 2007		1B) Election of Directors — Term expiring 2008		2) Ratify Appointment of Ernst & Young LLP as independent registered public accountants
FOR ☐	WITHHELD ☐	FOR ☐	WITHHELD ☐
				FOR	AGAINST	ABSTAIN
Nominee: Vicky A. Bailey

Nominees:     Phyllis A. Domm, Ed.D., David L. Porges, James E. Rohr and David S. Shapira

(INSTRUCTIONS: To withhold authority to vote for a particular nominee, write that nominee’s name  in the space provided here.)

				☐	☐	☐

Choose MLink for Fast, easy and secure 24/7 online access to your future proxy materials, investment plan statements, tax documents and more.  Simply log on to Investor ServiceDirect at www.melloninvestor.com/isd where step-by-step instructions will prompt you through enrollment.

This Direction Card when properly executed will be voted in the manner directed herein.  If no direction is made on a returned Direction Card, your shares will be voted FOR the election of the nominees in Items 1A and 1B above and FOR the ratification of the independent registered public accountants.  The Trustee of the Plans is authorized, in accordance with its judgment, to vote upon such other matters as may properly come before the meeting and any adjournments thereof.

THIS PROXY SHOULD BE SIGNED EXACTLY AS NAME APPEARS HEREON.

Executors, administrators, trustees, etc. should give full title as such.

Signature	Signature	Date	, 2005

        Mark here if you plan to attend the meeting.  Please send Admittance Card.     ☐

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Vote by Internet or Telephone or Mail

24 Hours a Day, 7 Days a Week

Internet and telephone voting is available through 11:59 PM Eastern Time April 2, 2005.

Your telephone or Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.

INTERNET http://www.proxyvoting.com/eqt		TELEPHONE 1-866-540-5760		MAIL
Use the internet to vote your proxy. Have your proxy card in hand when you access the web site.	OR	Use any touch-tone telephone to vote your proxy. Have your proxy card in hand when you call.	OR	Mark, sign and date your proxy card and return it in the enclosed postage-paid envelope.

If you vote your proxy by Internet or by telephone,

you do NOT need to mail back your proxy card.

To view the 2004 Form 10-K, Annual Report and Proxy Materials online, go to: http://www.eqt.com

March 11, 2005

TO:         Equitable Resources, Inc. Holders of Restricted Shares

Dear Participant:

Enclosed are the proxy solicitation materials prepared for the Annual Meeting of Shareholders of Equitable Resources, Inc. to be held on Wednesday, April 13, 2005.  Included is a card requesting your voting instructions for the restricted shares of Equitable Resources, Inc. common stock held in your Long-Term Incentive Plan account.  Please note that the attached direction card does not include restricted shares that have been transferred to the deferred compensation plans.  The shares listed on the attached direction card may not be voted by Internet or telephone.  Your instructions must be delivered to the Plan Administrator via the enclosed direction card.

The shares of Equitable Resources, Inc. common stock, which you hold in the above Plan, will be voted by the Plan Administrator in accordance with your instructions.  Please note that if your instructions are not received by Saturday, April 2, 2005, the Administrator will not vote such uninstructed shares.

Please submit your voting instructions to Jean F. Marks in the enclosed envelope as soon as possible.  Thank you.

EQUITABLE RESOURCES, INC.

Pittsburgh, Pennsylvania

One Oxford Centre Suite 3300 Pittsburgh, PA 15219

DIRECTION CARD

        You are hereby requested to direct the Plan Administrator to vote, with respect to the proposals listed on the other side of this Direction Card, the number of shares of Equitable Resources, Inc. common stock held in your account in the Equitable Resources, Inc. 1999 Long-Term Incentive Plan restricted share account (“Plan”) at the Annual Meeting of Shareholders of Equitable Resources, Inc. to be held on April 13, 2005 at 10:30 a.m. local time, in The Omni William Penn Hotel, 530 William Penn Place, Pittsburgh, Pennsylvania, and at any adjournment of such meeting thereof, as follows:

        To have the Administrator of the Plan vote in accordance with the Board of Directors’ recommendations FOR the election of all nominees for director and FOR the ratification of Ernst & Young LLP as independent registered public accountants, check the boxes FOR the proposals listed on the reverse side of this card.  Where a vote is not specified on a returned Direction Card, the Administrator of the Plan will vote the shares represented by this Direction Card FOR all nominees for directors and FOR ratification of Ernst & Young LLP as independent registered public accountants.

        A vote FOR the election of nominees listed on the reverse side includes discretionary authority to cumulate votes selectively among the nominees as to whom authority to vote has not been withheld and to vote for a substitute nominee if any nominee becomes unavailable for election for any reason.

        If you fail to provide voting instructions by completing, signing and returning this card, your shares will not be voted by the Administrator of the Plan.

        This Direction Card is solicited on behalf of the Board of Directors of the Company and may be revoked prior to its exercise.  The Board of Directors recommends votes FOR the election of all nominees for director and FOR ratification of Ernst & Young LLP as independent registered public accountants.

Please sign and date on the reverse side and return the Direction Card promptly using the enclosed envelope.

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ñ   FOLD  AND  DETACH  HERE   ñ

EQUITABLE RESOURCES, INC.

ANNUAL MEETING OF SHAREHOLDERS

WEDNESDAY, APRIL 13, 2005

10:30 A.M.

THE OMNI WILLIAM PENN HOTEL

530 William Penn Place

Pittsburgh, PA

YOUR VOTE IS IMPORTANT!

You can vote by Internet, telephone or mail.

See the instructions on the other side of this proxy card.

The Board of Directors recommends a vote FOR Item 1A, 1B and Item 2
1A) Election of Director — Term expiring 2007		1B) Election of Directors — Term expiring 2008		2) Ratify Appointment of Ernst & Young LLP as independent registered public accountants
FOR ☐	WITHHELD ☐	FOR ☐	WITHHELD ☐
				FOR	AGAINST	ABSTAIN
Nominee: Vicky A. Bailey

Nominees:     Phyllis A. Domm, Ed.D., David L. Porges, James E. Rohr and David S. Shapira

(INSTRUCTIONS: To withhold authority to vote for a particular nominee, write that nominee’s name  in the space provided here.)

				☐	☐	☐

Choose MLink for Fast, easy and secure 24/7 online access to your future proxy materials, investment plan statements, tax documents and more. Simply log on to Investor ServiceDirect at www.melloninvestor.com/isd where step-by-step instructions will prompt you through enrollment.

This Direction Card when properly executed will be voted in the manner directed herein.  If no direction is made on a returned Direction Card, your shares will be voted FOR the election of the nominees in Item 1A and Item 1B above and FOR the ratification of independent registered public accountants.  The Administrator of the Plan is authorized, in accordance with its judgment, to vote upon such other matters as may properly come before the meeting and any adjournments thereof.

THIS PROXY SHOULD BE SIGNED EXACTLY AS NAME APPEARS HEREON.

Executors, administrators, trustees, etc. should give full title as such.

Signature	Signature	Date	, 2005

        Mark here if you plan to attend the meeting.  Please send Admittance Card.     ☐

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